COMMERCE BANCORP, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           (Effective January 1, 2004)





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                                               COMMERCE BANCORP, INC.

                                       SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                             (Effective January 1, 2004)

                                                  TABLE OF CONTENTS



ARTICLE I             DEFINITIONS.................................................................................1


ARTICLE II            PARTICIPATION...............................................................................4

         2.1          Effective Date of Participation.............................................................4

         2.2          Cessation of Active Participation/Full Participation........................................4


ARTICLE III           ACCRUAL OF CREDITS..........................................................................5

         3.1          Employer Discretionary Credits..............................................................5

         3.2          Earnings Credits............................................................................5

         3.3          Maintenance of Deferred Compensation Accounts...............................................5

         3.4          Investment Obligation of an Employer........................................................5

         3.5          Trust Fund..................................................................................6


ARTICLE IV            PLAN BENEFITS...............................................................................6

         4.1          Termination of Employment...................................................................6

         4.2          Pre-Termination of Employment Death.........................................................6

         4.3          Forfeiture of Deferred Compensation Account.................................................6

         4.4          Benefit Commencement/Payment Dates..........................................................7

         4.5          Forms of Distribution.......................................................................7

         4.6          Claims Procedure for Benefits...............................................................8

         4.7          Appointment of the Named Appeals Fiduciary..................................................9

         4.8          Payments to Minors, Etc.....................................................................9

         4.9          Satisfaction of Liability...................................................................9

         4.10         Nonassignability...........................................................................10

         4.11         Tax Withholding............................................................................10

         4.12         Benefit Offset.............................................................................10


ARTICLE V             VESTING....................................................................................10

         5.1          Deferred Compensation Account Vesting......................................................10

         5.2          Acceleration of Vesting....................................................................11




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         5.3          Forfeiture of Non-Vested Deferred Compensation Account.....................................11


ARTICLE VI            BENEFICIARY DESIGNATION....................................................................11

         6.1          Beneficiary Designation....................................................................11


ARTICLE VII           OPERATION AND ADMINISTRATION OF THE PLAN...................................................12

         7.1          Authority and Responsibility...............................................................12

         7.2          Records and Reports........................................................................12

         7.3          Required Information.......................................................................13

         7.4          Payment of Expenses of Plan................................................................13


ARTICLE VIII          AMENDMENT AND TERMINATION..................................................................13

         8.1          Amendment..................................................................................13

         8.2          Termination................................................................................13


ARTICLE IX            GENERAL PROVISIONS.........................................................................13

         9.1          Withdrawal by Adopting Employer............................................................14

         9.2          Limitation of Rights.......................................................................14

         9.3          Construction of Plan.......................................................................14

         9.4          Severability...............................................................................14

         9.5          Heirs, Assigns and Personal Representatives................................................14

         9.6          Lost Payees................................................................................14

         9.7          Reliance on Data and Consents..............................................................14

         9.8          Titles and Headings........................................................................15

         9.9          Gender and Number..........................................................................15

         9.10         Notices....................................................................................15

         9.11         Waiver of Notice...........................................................................15

         9.12         Effect on Other Employee Benefit Plans.....................................................15



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                                                         ii
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                             COMMERCE BANCORP, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------

                           (Effective January 1, 2004)

         Commerce Bancorp, Inc. and each of its subsidiary corporations that participate in this Plan (each an "Employer") desire to acknowledge and reward certain of their respective employees for their efforts by providing them with a deferred compensation benefit payable from the general assets of the applicable Employer, subject to the terms and conditions of this Plan.

         This Plan is intended to constitute a nonqualified deferred compensation retirement plan which, in accordance with Sections 201(2), 301(a)
(3) and 401(a) (l) of the Employee Retirement Income Security Act of 1974, as amended, is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

         NOW, THEREFORE, effective as of January 1, 2004, Commerce Bancorp, Inc. hereby adopts the Commerce Bancorp, Inc. Supplemental Executive Retirement Plan.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         For purposes of this Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context.

         1.1 "Age" shall mean the chronological age attained by the Participant at the most recent birthday of the Participant.

         1.2 "Beneficiary" shall mean the individual or entity designated by the Participant in writing to be the recipient of the benefits payable under this Plan in the event of the death of the Participant. As to any Participant who dies and who has not designated a Beneficiary (or who is not survived by any such designated Beneficiary), Beneficiary shall mean the following classes of takers, each class to take to the exclusion of all subsequent classes, with all members of that class to share equally: (a) the Participant's surviving spouse;
(b) the Participant's lineal descendants (including adopted persons but not including step-children that have not been adopted) per stirpes; (c) the Participant's surviving parents; and (d) the Participant's estate.

         1.3 "Benefit Commencement Date" shall mean the ninetieth (90) day next following (or if the ninetieth (90) day is not a business day, the next following business day) the termination of the employment of a Participant with the Company and all of its subsidiaries and affiliates and the determination by the Plan Administrator that benefits are payable with respect to the Participant under this Plan.

         1.4 "Board" shall mean the board of directors of the Commerce Bancorp, Inc.




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         1.5  "Change  in  Control"  shall be deemed to have  occurred  upon the happening of any of the following events: (a) a change within a twelve-month period in a majority of the members of the Board; (b) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce Bancorp, Inc.; or (c) any other event deemed to constitute a "change in control" by the Board.

         1.6 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         1.7  "Company"  shall  mean  Commerce  Bancorp,   Inc.,  a  New  Jersey
corporation and any successor to the Company as a result of a statutory merger, or any other form of reorganization of the business of the Company.

         1.8 "Compensation Committee" shall mean the Compensation Committee of the Board.

         1.9 "Deferred Compensation Account" shall mean the account established on the books of account of the Employer for its Employee/Participant to reflect the balance of the Employer Discretionary Credits and Earnings Credits awarded to that Participant.

         1.10 "Disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code and the regulations thereunder. The Plan Administrator shall rely, in making any determination of Disability hereunder, upon the judgment of one or more medical practitioners selected by the Plan Administrator and upon such evidence as is presented by the Participant. No determination of Disability shall be made if the Participant fails to provide such evidence as required by the Plan Administrator and/or fails to submit to examination by the medical practitioner(s) selected by the Plan Administrator.

         1.11 "Earnings Credit" shall mean a credit of a dollar amount representing an award of earnings on Employer Discretionary Credits credited to a Deferred Compensation Account.

         1.12 "Effective Date" shall mean January 1, 2004.

         1.13 "Employee" shall mean an individual who is employed by an Employer and is an employee under the usual common law rules applicable in determining the employer-employee relationship.

         1.14 "Employer" shall mean the Company, the subsidiaries of the Company that have adopted this Plan, and such other subsidiary of the Company that hereafter adopts this Plan with the consent of the Company.

         1.15 "Employer Discretionary Credit" shall mean a credit of a dollar amount representing an award of deferred compensation to a Participant.

         1.16 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.





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         1.17  "Good  Cause"  shall be  deemed to exist,  as  determined  by the
Company in its sole discretion, if, and only if the employment of the Participant with an Employer is terminated due to, among other reasons: (a) his/her willful misconduct or gross negligence; (b) his/her material breach of any agreement with an Employer; or (c) his/her failure to render satisfactory services to an Employer.

         1.18 "Key Employee" shall mean an Employee who, in the sole discretion of the President, is determined to be a member of a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(l) of ERISA.

         1.19 "Normal Retirement Age" shall mean Age 65.

         1.20 "Participant" shall mean any individual who (a) has been or is a Key Employee, (b) has been designated by the President in his/her sole discretion in writing to be a participant in this Plan, and (c) has not otherwise lost his/her participant status under the terms of this Plan. The President shall consider such factors as he/she determines, in his/her sole discretion, to be appropriate in the selection of a Key Employee for participation in this Plan. At the time of designation, the President shall classify the Participant as a Class A Participant or Class B Participant. Notwithstanding anything in this Plan to the contrary, the President may exclude, in his/her sole discretion, any Participant from continued
participation in this Plan, or may take any action that he/she considers necessary or appropriate if he/she reasonably determines in good faith that the exclusion of a Participant or further action is necessary in order for this Plan to qualify or to continue to qualify as maintained by the Employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA.

         1.21  "Plan"  shall  mean  the  Commerce  Bancorp,   Inc.  Supplemental
Executive Retirement Plan, as set forth herein and as may be amended from time to time.

         1.22 "Plan Administrator" shall mean the Company.

         1.23 "Plan Year" shall mean the twelve (12) consecutive month period beginning on each January 1st and ending on the following December 31st.

         1.24 "President" shall mean the President of Commerce Bancorp, Inc.

         1.25 "Trust Agreement" shall mean the instrument executed by an Employer and the Trustee fixing the rights and liabilities of each with respect to the holding and administering of the Trust Fund, if any.

         1.26 "Trustee" shall mean the Trustee or any successor Trustee, appointed by an Employer, acting in accordance with the terms of the Trust Agreement, if any.

         1.27 "Trust Fund" shall mean all assets held by the Trustee for the purposes of this Plan in accordance with the terms of the Trust Agreement. An Employer may establish such a Trust Fund (known as a "grantor trust" within the meaning of the Code) for the purpose of accumulating funds to satisfy the obligations incurred by the Employer under this Plan.

         1.28 "Valuation Date" shall mean the last business day of June and December in each Plan Year and each other interim date during a Plan Year as selected by the Company from time to time.

         1.29 "Year of Vesting Service" shall mean each Plan Year, beginning on and after January 1, 2004, during which the individual was a Participant and a full-time Employee of any Employer throughout the entire Plan Year. The employment of a Participant shall not be considered to have been terminated or interrupted because of his/her absence from active employment on account of vacation, time off, temporary illness or leaves of absence, provided that any such absence is specifically authorized by his/her Employer or in accordance with its vacation, time off, sick or leave policy, and the Participant complies with the requirements set forth in the authorization or policy of his/her Employer.

                                   ARTICLE II

                                  PARTICIPATION
                                  -------------

         2.1 Effective Date of Participation. A Key Employee who is designated by the President as a Participant in this Plan as of the Effective Date shall be eligible to participate in this Plan as of such date. Each other Key Employee designated by the President as a Participant in this Plan subsequent to the Effective Date shall be eligible to participate in this Plan as of the date specified by the President.

         2.2 Cessation of Active Participation/Full Participation.

          (a) For purposes of eligibility to receive an Employer Discretionary Credit, an individual shall cease to be eligible to receive an award of an Employer Discretionary Credit on the earliest of:

               (i)  The date on which he/she ceases to be a Key Employee;

               (ii) The date on which he/she no longer employed by any Employer;

               (iii) The date on which this Plan terminates; or

               (iv) The date on which the President, in his/her sole discretion, removes him/her from such eligibility.

          (b) For all other purposes under this Plan, a Participant who has accrued a benefit under this Plan shall cease to be a Participant as of the date on which he/she ceases to have a vested balance in his/her Deferred Compensation Account.




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                                   ARTICLE III

                               ACCRUAL OF CREDITS
                               ------------------

         3.1 Employer Discretionary Credits. Not later than ninety (90) days following the end of a Plan Year, the President may determine, in his/her sole discretion, that the Deferred Compensation Account of a Participant shall be credited with an Employer Discretionary Credit with respect to that Plan Year. The President is empowered to establish the amount of an Employer Discretionary Credit, if any, that shall be awarded on behalf of a Participant without regard to the amount awarded to any other Participant. The Plan Administrator shall:
(a) as of the end of each Plan Year, credit the Deferred Compensation Account of the Participant who is awarded an Employer Discretionary Credit for that Plan Year and (b) notify the Participant that an Employer Discretionary Credit has been credited (and the amount thereof) to his/her Deferred Compensation Account.

         3.2 Earnings Credits. Not later than ninety (90) days following the end of the applicable period, the Compensation Committee may determine, in its sole discretion, that the Deferred Compensation Account of a Participant shall be credited with an Earnings Credit for the six-month period ending June 30th and/or December 31st during a Plan Year. The Compensation Committee is empowered to establish the amount of an Earnings Credit, if any, that shall be awarded to a Deferred Compensation Account without regard to the amount awarded to any other Deferred Compensation Account. The Plan Administrator shall: (a) as of June 30th and December 31st Plan Year, as applicable, credit the Deferred Compensation Account that is awarded an Earnings Credit for that period and (b) notify the Participant/Beneficiary, as applicable, that an Earnings Credit has been credited (and the amount thereof) to his/her Deferred Compensation Account.

         3.3 Maintenance of Deferred Compensation Accounts. The Plan Administrator shall establish and maintain a Deferred Compensation Account with respect to each Participant. As of each Valuation Date, the Plan Administrator shall credit or debit, as applicable, each Deferred Compensation Account with the following: (1) an Employer Discretionary Credit, if any, (2) an Earnings Credit, if any, (3) payments made by an Employer (or if applicable, Trust Fund) pursuant to the terms of this Plan; and (4) a forfeiture as provided under this Plan. A valuation summary shall be prepared as of each Valuation Date which shall reflect the value of each Deferred Compensation Account as of such date.

         3.4 Investment Obligation of an Employer. A benefit is payable by the Employer with respect to its Employee/Participant in cash from its general assets as it becomes due without regard to any actual investments the Employer may make to meet its obligations under this Plan. Neither any Employer nor any Trustee (in the event an Employer elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset, and any reference to investments is solely for the purpose of meeting the obligation of the Employer to pay benefits. Neither this Plan nor any action taken pursuant to the terms of this Plan shall be considered to create a fiduciary relationship between any Employer and any Participant in this Plan or any other persons, or to establish a trust in which the assets are beyond the claims of any unsecured creditor of any Employer. A benefit hereunder with respect to a Participant shall be paid from assets of his/her Employer which shall continue, for all

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purposes, to be a part of the general, unrestricted assets of that Employer. The obligation of an Employer hereunder shall be an unfunded and unsecured promise to pay money in the future. No person shall have nor acquire any legal or equitable right, interest or claim in, or to, any property or assets of the Employer. The right of a Participant, or in the event of the death of a Participant, the Beneficiary of the Participant, shall be no greater than any unsecured creditor of the Employer. No person shall have nor acquire any control over, or incidents of ownership, with respect to any policy of insurance that is an asset of the Employer. It is intended that this Plan be unfunded for tax purposes and for purposes of Title I of ERISA. The obligation of an Employer under this Plan shall be limited to the benefit payments for its Employees who are Participants in this Plan.

         3.5 Trust Fund. An Employer may establish a trust (known as a "grantor trust" within the meaning of the Code) for the purpose of accumulating funds to satisfy the obligations incurred by the Employer under this Plan. To the extent that any benefit provided under this Plan is actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefit shall remain the obligation of, and shall be paid by, the Employer as may be required under this Plan.

                                   ARTICLE IV

                                  PLAN BENEFITS
                                  -------------

         4.1 Termination of Employment. In the event that the employment of a Participant with the Company and all of its subsidiaries and affiliates is terminated for any reason other than death, he/she shall be entitled to receive the vested balance in his/her Deferred Compensation Account at the time and in the form of distribution as set forth in this Plan. Notwithstanding the foregoing to the contrary, if the employment of a Participant with the Company and all of its subsidiaries and affiliates is terminated for a reason other than his/her death, but the Participant dies prior to the date on which the distribution of the vested balance in his/her Deferred Compensation Account is completed, the Beneficiary of the Participant shall be entitled to receive the vested balance in the Deferred Compensation Account of the Participant at the time and in the form of distribution as set forth in this Plan.

         4.2 Pre-Termination of Employment Death. If the event that the employment of a Participant with the Company and all of its subsidiaries and affiliates is terminated by reason of the death of the Participant, his/her Beneficiary shall be entitled to receive the balance in the Deferred
Compensation Account of the Participant at the time and in the form of distribution as set forth in this Plan.

         4.3 Forfeiture of Deferred Compensation Account.

          (a) Good Cause. Notwithstanding anything contained in this Plan to the contrary, including, but not limited to a Participant's vested status in his/her Deferred Compensation Account, in the event that a Participant's employment with the Company or any of its subsidiaries or affiliates is (i) terminated by his/her employer by reason of Good Cause; (ii) terminated for reasons other than Good Cause, but it is later determined by the Company that the employment of the Participant could have been terminated by reason of Good Cause, or (iii) terminated by the Participant and the Company determines that the employment of the Participant could have been terminated by his/her employer by reason of Good Cause, the Deferred Compensation Account of the Participant shall be forfeited, and neither the Participant nor any Beneficiary of the Participant shall not be entitled to any benefit or remaining unpaid benefit under this Plan.

          (b) Non-Competition. Notwithstanding anything contained in this Plan to the contrary, including, but not limited to a Participant's vested status in his/her Deferred Compensation Account, in the event that the Company determines at any time that a Participant, whether before or after his/her termination of employment with the Company or any of its subsidiaries or affiliates, is in breach of a non-competition agreement with the Company or any of its subsidiaries or affiliates, the Deferred Compensation Account of the Participant shall be forfeited, and neither the Participant nor any Beneficiary of the Participant shall not be entitled to any benefit or remaining unpaid benefit under this Plan.

         4.4 Benefit Commencement/Payment Dates. Except as otherwise provided in this Plan, the Employer of the Participant shall commence the payment of the vested balance in the Deferred Compensation Account of its Participant on the Benefit Commencement Date with respect to that Participant without regard to the reason for the termination of employment. In the event that the payment of the benefit of a Participant is made in installments, the Employer shall make the payment of subsequent installment payments on each anniversary of the Benefit Commencement Date until the vested balance of the Deferred Compensation Account is fully paid.

         4.5 Forms of Distribution.

          (a) Installment Payments. The payment of the vested balance in the Deferred Compensation Account to a Participant in pay status, or to the Beneficiary of a Participant whose employment with the Company and all of its subsidiaries and affiliates is terminated by reason of death, shall be in the form of annual installments over a period of five (5) years, beginning on the Benefit
               Commencement Date with respect to that Participant. If a Participant dies after installment payments have begun, but before the vested balance in the Deferred Compensation Account of the Participant has been fully paid, the remaining installments shall be paid to the Beneficiary of the Participant at such time that the installment payments would have been paid to the deceased Participant. Each annual installment payment shall be equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the Valuation Date that precedes the installment payment divided by the number of remaining installment payments.

          (b) Single-Sum Payment Option. A Participant who is in pay status or a Beneficiary of a deceased Participant may request that the unpaid vested balance in the Deferred Compensation Account of the Participant or deceased Participant, as applicable, be paid in the form of a single sum payment, provided that such request is made by the Participant or Beneficiary, as applicable, and approved by the Company (i) at least ninety (90) days prior to and (ii) no later than the last day of the Plan Year prior to the

               Plan Year in which falls, the date that the next annual installment payment is scheduled to be made. The Company has complete and sole discretion to approve or deny such request.

         4.6 Claims Procedure for Benefits.

          (a) Initial Request for Information/Claim. Any request for specific information or a claim with respect to a benefit under this Plan must be made to the Plan Administrator in writing by a Participant, or in the event of the death of a Participant, the Beneficiary of the Participant. The Plan Administrator shall not recognize an oral communication as a formal request or claim for benefits under this Plan. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application for benefits is filed with the Plan Administrator, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Plan Administrator shall furnish the claimant written notice of the extension prior to the termination of the initial ninety (90) day period. In no event shall such an extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision.

          (b) Appeals of Denied Claims for Benefits. In the event that any claim for a benefit is denied in whole or in part, or any benefit is forfeited under the provisions of this Plan, the claimant whose claim has been so denied or benefit forfeited, shall be notified of such denial or forfeiture in writing by the Plan Administrator. The notice advising of the denial or forfeiture shall specify the reason or reasons for denial or forfeiture, make specific reference to pertinent provisions of the Plan, shall describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed), and shall advise the Participant or Beneficiary, as applicable, of the procedure for the appeal of such denial or forfeiture. All appeals shall be made through the following procedure:

               (i) The claimant whose claim has been denied or benefits forfeited shall file with the Plan Administrator a notice of desire to appeal the denial or forfeiture. Such notice shall be filed within sixty (60) days of notification by the Plan Administrator of the claim denial or forfeiture, shall be made in writing, and shall set forth all of the facts upon which the appeal is based. An appeal that is not timely filed shall be barred.

               (ii) The Plan  Administrator,  within thirty (30) days of receipt of the notice of appeal of the claimant, shall establish a hearing date on which the claimant (or his attorney or other authorized representative) may make an oral presentation to the "Named Appeals Fiduciary" (as appointed below) in support of the appeal of the claimant. The claimant (or representative) shall have the right to submit written or oral evidence and argument in support of his/her claim at such hearing. The claimant shall be given not less than ten
                    (10) days' notice of the date set for the hearing. At the hearing (or prior thereto upon five (5) business days' written notice to the Plan Administrator), the claimant (or representative) shall have an opportunity to review all documents which are pertinent to the claim at issue.

               (iii)The Named  Appeals  Fiduciary  shall  consider the merits of the written and oral presentations of the claimant, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Named Appeals Fiduciary shall deem relevant. If the claimant elects not to make an oral presentation, such election shall not be deemed adverse to his/her interest, and the Named Appeals Fiduciary shall proceed as set forth below as though an oral presentation of the contents of the claimant's written presentation had been made.

               (iv) The Named  Appeals  Fiduciary  shall render a  determination within sixth (60) days of the receipt of the appeal (unless there has been an extension of no more than sixty (60) days due to special circumstances, provided that the delay and the special circumstances occasioning it are communicated to the claimant in writing within the first sixty (60) day period). That determination shall be accompanied by a written statement presented in a manner calculated to be understood by the claimant and shall include specific reasons for the determination and specific references to the pertinent provisions of the Plan on which the determination is based. The determination so rendered shall be binding upon all parties.

         4.7 Appointment of the Named Appeals Fiduciary. The Named Appeals Fiduciary shall be the person or persons named as such by the Board, or, if no such person or persons be named, then the person or persons named by the Plan Administrator as the Named Appeals Fiduciary. Named Appeals Fiduciaries may at any time be removed by the Board, and any Named Appeals Fiduciary named by the Plan Administrator may be removed by the Plan Administrator. All such removals may be with or without cause and shall be effective on the date stated in the notice of removal. The Named Appeals Fiduciary shall have no authority, responsibility, or liability with respect to any matter other than the proper discharge of the functions of the Named Appeals Fiduciary as set forth herein unless appointed to other fiduciary responsibilities.

         4.8 Payments to Minors, Etc. If a Participant or Beneficiary entitled to receive any benefits hereunder is, in the judgment of the Plan Administrator, legally, physically, or mentally incapable of personally receiving and receipting any distribution, or in the case of a Beneficiary, a minor, the Plan Administrator may make distributions to a legally appointed guardian or to such other person or institution as, in the judgment of the Plan Administrator, is then maintaining or has custody of the payee. Any payments made in accordance with the foregoing provisions shall be a full and complete discharge of any liability for such payments.

         4.9 Satisfaction of Liability. After all benefits have been distributed in full to a Participant or in the event of the death of the Participant, to the Beneficiary of the Participant, all liability to such Participant or to the Beneficiary shall terminate. The Plan Administrator may require such Participant or Beneficiary, as a condition to receiving such final payment under this Plan, to execute a receipt and release therefore in such form as shall be determined by the Plan Administrator. If a receipt and release is required but the

Participant or Beneficiary does not provide such receipt and release in a timely manner to permit a distribution in accordance with the general timing of distributions under this Plan, the payment of any affected distribution may be delayed until the Plan Administrator receives a proper receipt and release.

         4.10 Nonassignability. No payment, benefit, or right of any Participant or Beneficiary shall be subject to any claim of any creditor of such person and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant or Beneficiary. No Participant or Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments that he/she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary or Beneficiaries as appropriate. Compliance with the provisions and conditions of a domestic relations order approved by the Plan Administrator, in its sole discretion, shall not be considered a violation of this provision.

         4.11 Tax Withholding. An Employer (or if applicable, a Trustee) may make such provisions and take such actions as it may deem necessary or appropriate for the withholding of any taxes which a payee is required by any law or regulation of any governmental authority, whether federal, state, or local, to withhold in connection with any benefits under this Plan, including, but not limited to, the withholding of appropriate sums from any amount otherwise payable to the Participant or in the event of the death of the Participant, to the Beneficiary of the Participant. Each payor shall be responsible for the payment of all individual tax liabilities with respect to any such benefits.

         4.12 Benefit Offset. An Employer may, in its sole discretion, upon notice to the Participant, or in the event of the death of a Participant, the Beneficiary of the Participant, reduce any benefit by any outstanding debt owed by the Participant to the Company or any of its subsidiaries or affiliates, including, but not limited to, any loan to the Participant, advanced vacation pay, salary or expenses.

                                   ARTICLE V

                                     VESTING
                                     -------

         5.1 Deferred Compensation Account Vesting. A Class A Participant shall have a nonforfeitable (fully vested) interest in his/her Deferred Compensation Account. A Class B Participant's nonforfeitable (vested) interest in his/her Deferred Compensation Account shall be determined by multiplying the amount standing to the credit in the Deferred Compensation Account of the Participant by the appropriate percentage from the following table:

              Class B Participant's                        Class B
            Years of Vesting Service           Participant's Vested Percentage
       ------------------------------------    -------------------------------
       Less than 5 Years of Vesting Service                  None
        5 Years of Vesting Service or more                   100%


         5.2 Acceleration of Vesting. A Class B Participant shall have a nonforfeitable (fully vested) interest in his/her Deferred Compensation Account upon:

          (a) his/her attainment of Normal Retirement Age while in the employ of the Company or any of its subsidiaries or affiliates; or

          (b) the occurrence of any of the following events while the Class B Participant is in the employ of the Company or any of its subsidiaries or affiliates:

               (i)  termination of employment due to Disability;

               (ii) termination of employment due to death; or

               (iii) upon a Change in Control.

         5.3 Forfeiture of Non-Vested Deferred Compensation Account. No Employer shall have an obligation with respect to the non-vested portion of a Deferred Compensation Account.

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION
                             -----------------------

         6.1 Beneficiary Designation. Upon becoming eligible for participation in this Plan, a Participant may designate one or more primary and one or more contingent Beneficiaries to receive any benefit becoming payable under this Plan upon the death of the Participant. All beneficiary designations shall be in writing in form satisfactory to the Plan Administrator. A Participant shall be entitled to change a designation of a Beneficiary at any time and from time to time. A change in a designation of a Beneficiary shall become effective only upon receipt of the designation by the Plan Administrator, but upon such receipt, the change shall relate back to and take effect as of the date the Participant executed the designation (which shall be presumed to be the date appearing on such designation, or if there be none, then the date of the death of the Participant) whether or not the Participant is living at the time of such receipt. The Plan Administrator and the Employer in its capacity as the sponsor of this Plan shall not be liable by reason of any payment of a benefit before receipt of any acceptable form designating or changing the designation of a Beneficiary. Any change of beneficiary designation filed in proper form with the Plan Administrator shall revoke all prior beneficiary designations. The Plan Administrator shall, in its sole discretion, determine the acceptability of a beneficiary designation or change in a beneficiary designation.

                                  ARTICLE VII

                    OPERATION AND ADMINISTRATION OF THE PLAN
                    ----------------------------------------

         7.1 Authority and Responsibility. The Plan Administrator shall have full authority and responsibility to interpret and construe this Plan and determine all questions relating to the status and rights of a Participant and Beneficiary. The Plan Administrator shall remedy any ambiguity, inconsistency or omission in its sole and complete discretion. The Plan Administrator's interpretation, construction or determination, as the case may be, which is made in good faith, shall be final and conclusive on both the Employer and the Participant and their respective successors, assigns, personal representatives and Beneficiaries. Such authority and responsibility shall include, but shall not be limited to, the following:

               (a) appointment of qualified accountants, actuaries, consultants, administrators, counsel, appraisers, or other persons it deems necessary or advisable, who shall serve the Plan Administrator as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of this Plan;

               (b)  determination  of  all  benefits,   and  resolution  of  all
                    questions arising from the administration, interpretation and application of this Plan;

               (c)  adoption  of  forms  and   regulations   for  the  efficient
                    administration of this Plan which are consistent with this Plan;

               (d) remedy of any inequity resulting from incorrect information received or communicated, or of administrative error;

               (e) settlement or compromise of any claims or debts arising from the operation of this Plan and the commencement of any legal action or administrative proceeding; and

               (f) enrollment of a Participant in this Plan, distribution and receipt of Plan administration forms and compliance with all applicable governmental reporting and disclosure requirements.

         7.2 Records and Reports.

               (a) The Plan Administrator shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of this Plan.

               (b) At least semi-annually, the Plan Administrator shall provide each Participant and Beneficiary, if applicable, with a detailed statement of his/her Deferred Compensation Account, including all transactions affecting the Deferred Compensation Account during the prior six-month period, and reflecting the most recent valuation of the Deferred Compensation Account. The Plan Administrator shall furnish each Participant and Beneficiary, if applicable, with such information as may be required by him/her for tax or other purposes in connection with this Plan.

         7.3 Required Information. A Participant or Beneficiary who is entitled to a benefit under this Plan shall furnish such forms, information and data as requested by the Plan Administrator which is necessary or desirable for the proper administration of this Plan. A failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the form, information or data requested is received. The records and/or determination of the Company as to a period or periods of employment, termination of employment and the reason therefore, leaves of absences, reemployment, and post-employment activity shall be conclusive on all persons.

         7.4 Payment of Expenses of Plan. Each Employer shall pay its aliquot share of the administrative expenses of this Plan, including but not limited to, all fees and retainers of accountants, counsels, actuaries, consultants, administrators or other specialists.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION
                            -------------------------

         8.1 Amendment. The Company may amend or otherwise modify this Plan at any time, in its sole discretion, in whole or in part, either retroactively or prospectively, provided that no amendment or modification shall, with respect to credits awarded previously, reduce the amount of such credits.

         8.2 Termination. The Company may terminate this Plan, in its sole discretion, at any time without regard to the tax effect on any Participant or Beneficiary. Written notification of such action shall be given to each Participant, Beneficiary of a deceased Participant, and the Trustee, if applicable. Thereafter, no further allocations or credits shall be made under this Plan. As soon as administratively feasible following the termination of this Plan, each Employer who has an Employee/Participant in this Plan may pay to each such Participant, and if applicable, the Beneficiary of a deceased such Participant, in a single lump sum payment, an amount equal to the unpaid vested balance of the Participant or deceased Participant, as applicable, based on the value of the Deferred Compensation Account as of the Valuation Date that precedes the date established by the Company for the distribution.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

         9.1 Withdrawal by Adopting Employer. A subsidiary of the Company that is an Employer in this Plan may elect to terminate its participation in this Plan at any time subject to the consent of the Company. In such event, the Employer shall elect whether to (a) direct that the benefits (payable to its Employees) be treated as if the Company terminated the Plan or (b) continue this Plan in the form of a separate plan document that is established by the Employer. Such termination shall not affect any other Employer.

         9.2 Limitation of Rights. The establishment of this Plan or the Trust Agreement, if any, any modification thereof, the creation of a Deferred Compensation Account, or the payment of any benefit shall not be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against an Employer, the Trustee, or the Plan Administrator, unless such right shall be specifically provided for in this Plan, or the Trust Agreement, if any, or conferred by affirmative action of the Plan Administrator in accordance with the terms and provisions of this Plan or as giving any Participant the right to be retained in the employment of an Employer or any of its subsidiaries or affiliates. Each Employee shall remain subject to discharge to the same extent as if this Plan had never been adopted.

         9.3 Construction of Plan. This Plan shall be construed according to the laws of the State of New Jersey, and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of New Jersey without giving effect to principles of conflicts of laws, except where preempted by Federal law.

         9.4 Severability. Should any provision of this Plan or any procedures adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or procedures, unless such invalidity shall render impossible or impractical the functioning of this Plan and, in such case, the Company or the Plan Administrator, as applicable, shall immediately adopt a new provision or procedure to take the place of the one held illegal or invalid.

         9.5 Heirs, Assigns and Personal Representatives. This Plan shall be binding upon (a) the heirs, executors, administrators, and successors of each Participant and Beneficiary, present and future, and all persons for whose benefit there exists any approved domestic relations order with respect to any Participant and (b) the Employer and any successor to the Employer as a result of a statutory merger or any other form of reorganization of the business of the Employer.

         9.6 Lost Payees. A benefit shall be deemed forfeited if the Plan Administrator is unable to locate a Participant or Beneficiary to whom payment is due, provided, however, that such benefit shall be reinstated, without interest, if a claim is made by the Participant or Beneficiary for the forfeited benefit within two (2) years of the termination of employment of the Participant.

         9.7 Reliance on Data and Consents. The Employer, the Plan Administrator and all other persons or entities associated with the administration of this Plan may reasonably rely on the truth, accuracy and completeness of all data provided by a Participant and Beneficiary of a deceased Participant, including, without limitation, data with respect to age, health and marital status. Furthermore, the Employer, the Plan Administrator and all other persons or entities associated with the administration of this Plan may reasonably rely on all consents, elections and designations filed with this Plan by any Participant, Beneficiary of any deceased Participant, or the representatives of such persons, without duty to inquire into the genuineness of any such consent, election or designation. None of the aforementioned persons or entities associated with the operation of this Plan shall have any duty to inquire into any such data, and all may rely on such data being current to the date of reference, it being the duty of each Participant and Beneficiary to advise the appropriate parties of any change in such data.

         9.8 Titles and Headings. The titles and headings of the Articles in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

         9.9 Gender and Number. Except if otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

         9.10 Notices. Any notice or document relating to this Plan required to be given to or filed with the Plan Administrator or an Employer shall be considered as given or filed if delivered or mailed by registered or certified mail, postage prepaid, to the Plan Administrator, in care of the Employer.

         9.11 Waiver of Notice. Any notice required under this Plan may be waived by the person entitled to notice.

         9.12 Effect on Other Employee Benefit Plans. Any benefit paid or payable under this Plan shall not be included in the compensation of a Participant for purposes of computing benefits under any employee benefit plan maintained or contributed to by an Employer, except as may otherwise be required under the terms of such employee benefit plan.


         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers this ____ day of ________________, _______.

ATTEST:                                     COMMERCE BANCORP, INC.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------

ATTEST:                                     COMMERCE BANK, N.A.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------

ATTEST:                                     COMMERCE BANK/PENNSYLVANIA, N.A.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------



ATTEST:                                     COMMERCE BANK/SHORE, N.A.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------


ATTEST:                                     COMMERCE BANK/DELAWARE, N.A.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------



ATTEST:                                     COMMERCE BANK/NORTH


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------



ATTEST:                                     COMMERCE CAPITAL MARKETS, INC.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------



ATTEST:                                     COMMERCE INSURANCE SERVICES, INC.


By:                                         By:
    ------------------------------             -------------------------------
         Secretary
                                            Title:
                                                  ----------------------------